First NLC Trust 2005-3
Disclaimer
COMPUTATIONAL MATERIALS
This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.
Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.
Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.
If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.
The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

1.	Percentage and amount ($ and # of loans) of the pool of the following items:

$—	0%	·	Negative amortization loans
$121,445,084.50	30%	·	Simultaneous seconds (silent seconds)
Not Available	—	·	Exception based underwriting
$11,279,540.45	3%	·	Investment property cash-outs
$2,403,150.00	1%	·	Interest only, investment property cash-outs
$2,845,226.31	1%	·	Investment Property loans in Florida & Las Vegas (89044, 101 to 180,185,191,193,195,199)
$2,841,103.72	1%	·	Custom Zip code percentage (956) zip codes (call for zip code file)
$159,764,402.30	39%	·	Loans with 80LTV
$127,094,794.20	31%	·	Loans with 100CLTV

S&P: 2.94%	Moody’s: 6.35%	·	Rating agency deal loss numbers
S&P:	Moody’s:	·	Rating agency our tranche loss numbers
11.72% (A)	16.50% (A2)
10.52% (A-)	14.80% (A3)
9.52% (BBB+)	13.05% (Baa1)
Front End: N/A	Back End: 39.96%	·	Front end DTI, back end DTI, missing DTI
	No Missing DTIs
2.	If not included in the term sheet excess spread run with forward LIBOR (please show curve), cap schedule (strike and ceiling), and net WAC schedule.
See Term Sheet
3.	Stratifications if not included in the term sheet (7 stratifications):
·	DTI

			% of
		Principal	Principal
DTI	Count	Balance	Balance

0.01 - 5.00	8	1,505,692	0.37
5.01 - 10.00	8	1,489,091	0.36
10.01 - 15.00	34	4,215,281	1.03
15.01 - 20.00	43	6,514,295	1.59
20.01 - 25.00	94	16,561,304	4.04
25.01 - 30.00	139	28,794,246	7.03
30.01 - 35.00	222	45,741,314	11.16
35.01 - 40.00	303	60,470,103	14.75
40.01 - 45.00	477	99,239,999	24.21
45.01 - 50.00	559	119,534,778	29.16

			% of
		Principal	Principal
DTI	Count	Balance	Balance

50.01 - 55.00	114	25,797,768	6.29

Total:	2,001	409,863,870	100.00

No MI	·	If MI is used, loans with MI, loans without MI, loans above 80LTV without MI
See Term Sheet	·	Fixed rate loans
See Term Sheet	·	Adjustable rate loans
See Term Sheet	·	IO loans
See Term Sheet	·	Investment property loans
See Term Sheet	·	2-4 Family units
4.	Excel matrices of the following (If you have trouble running these matrices then you can send the loan file to Quincy Tang (qtang@dbrs.com), Bernard Maas (bmass@dbrs.com) Do not format to PDF) each table should add to 100% (21 tables) and also have the dollar amount of the loans in its respective table:
•	All the collateral (1 table)

Aggregate	0-499	500-519	520-539	540-559	560-579	580-599	600-619	620-639	640-659	660-679	680-699	700-719	720+

0.01 - 65.00	0	2,305,291	4,736,426	4,470,849	3,574,825	4,033,352	5,064,328	2,706,027	2,447,621	1,133,004	512,460	1,779,674	689,395
65.01 - 70.00	0	1,912,197	2,725,181	2,469,130	1,805,936	3,144,266	3,046,275	4,345,047	3,602,633	911,858	208,475	716,971	386,907
70.01 - 75.00	0	3,834,101	2,960,057	3,536,233	4,672,836	2,845,176	6,255,397	2,239,957	4,061,980	963,005	1,677,089	99,817	1,653,708
75.01 - 79.00	0	0	640,214	1,240,403	733,424	1,520,019	1,753,272	1,115,510	872,633	2,239,062	521,987	635,000	835,613
79.01 - 80.00	0	2,285,709	2,105,889	3,635,059	7,084,571	11,905,768	19,223,199	28,257,935	29,680,542	22,496,473	11,831,352	9,497,311	17,115,706
80.01 - 85.00	0	1,739,648	2,718,091	2,819,624	5,018,809	7,499,498	5,363,435	5,212,332	3,970,317	4,701,301	1,760,127	523,500	449,505
85.01 - 90.00	0	504,358	331,919	1,714,887	3,351,541	8,348,662	10,125,590	8,225,969	6,982,618	3,912,882	2,879,191	1,753,044	3,072,017
90.01 - 95.00	0	0	0	79,574	1,092,509	2,365,025	2,431,256	1,419,963	2,182,753	1,516,235	632,837	1,008,797	1,486,717
95.01 - 100.00	0	0	45,558	614,764	0	2,540,169	2,521,031	6,209,381	7,072,295	4,569,700	2,846,163	2,184,280	3,311,864

Total:	0	12,581,304	16,263,336	20,580,522	27,334,452	44,201,934	55,783,784	59,732,120	60,873,391	42,443,521	22,869,682	18,198,394	29,001,431
•	Table for each Purpose by Arm and Fix (purchase, refi and refi-cash out = 6 tables)

ARM-Purchase	0-499	500-519	520-539	540-559	560-579	580-599	600-619	620-639	640-659	660-679	680-699	700-719	720+

0.01 - 65.00	0	0	407,989	120,000	100,007	197,572	285,035	0	437,450	0	0	0	0
65.01 - 70.00	0	183,676	279,220	0	0	0	0	623,402	1,186,701	0	0	461,971	133,000
70.01 - 75.00	0	0	209,355	0	0	0	830,898	0	51,609	475,881	0	0	0
75.01 - 79.00	0	0	0	0	0	0	0	231,200	0	450,000	0	0	0
79.01 - 80.00	0	237,564	299,084	158,600	2,002,792	3,618,872	7,120,593	14,767,880	20,768,260	15,840,145	8,154,217	6,843,055	15,762,326
80.01 - 85.00	0	0	177,600	271,317	254,326	89,112	1,133,695	1,890,412	0	513,642	0	0	93,497
85.01 - 90.00	0	0	152,637	348,254	561,280	1,200,680	1,813,781	1,405,853	2,544,276	700,029	893,912	1,100,094	1,781,239

ARM-Purchase	0-499	500-519	520-539	540-559	560-579	580-599	600-619	620-639	640-659	660-679	680-699	700-719	720+

90.01 - 95.00	0	0	0	79,574	617,735	524,949	706,788	72,440	186,353	0	0	719,047	464,075
95.01 - 100.00	0	0	0	0	0	963,952	411,570	379,222	1,230,197	94,944	648,868	418,541	982,066

Total:	0	421,240	1,525,885	977,744	3,536,141	6,595,137	12,302,359	19,370,409	26,404,846	18,074,641	9,696,997	9,542,709	19,216,203

ARM-Refi	0-499	500-519	520-539	540-559	560-579	580-599	600-619	620-639	640-659	660-679	680-699	700-719	720+

0.01 - 65.00	0	260,630	266,103	85,756	0	79,874	320,847	268,500	123,580	0	0	0	0
65.01 - 70.00	0	0	0	0	217,000	206,000	0	280,000	630,000	0	0	0	0
70.01 - 75.00	0	309,232	0	0	326,250	149,776	651,618	0	0	0	82,000	0	0
75.01 - 79.00	0	0	0	0	0	0	0	0	0	368,183	0	0	0
79.01 - 80.00	0	223,713	0	0	222,975	415,539	998,689	240,000	487,796	966,264	311,562	243,788	88,778
80.01 - 85.00	0	218,643	0	105,888	0	362,600	0	0	99,840	0	0	0	0
85.01 - 90.00	0	369,000	0	0	619,967	485,406	384,749	315,000	423,000	250,000	0	0	0
90.01 - 95.00	0	0	0	0	0	266,000	156,750	0	503,500	0	0	0	304,000

Total:	0	1,381,218	266,103	191,644	1,386,192	1,965,196	2,512,654	1,103,500	2,267,715	1,584,448	393,562	243,788	392,778

ARM-Cashout Refi	0-499	500-519	520-539	540-559	560-579	580-599	600-619	620-639	640-659	660-679	680-699	700-719	720+

0.01 - 65.00	0	1,805,073	3,753,605	2,678,526	2,740,402	1,845,311	3,013,775	1,117,956	1,180,624	984,298	252,744	343,500	226,714
65.01 - 70.00	0	1,728,520	2,445,961	2,371,391	1,588,936	2,589,166	924,281	2,834,505	1,538,231	911,858	0	255,000	0
70.01 - 75.00	0	3,357,940	2,750,702	2,573,502	2,944,506	1,962,066	3,292,286	1,711,010	4,010,371	259,044	1,444,239	0	672,814
75.01 - 79.00	0	0	640,214	975,740	663,293	1,085,318	1,399,144	797,865	872,633	1,002,480	435,054	635,000	656,353
79.01 - 80.00	0	1,824,433	1,606,206	2,973,884	4,858,804	7,169,313	9,483,598	10,237,702	6,890,780	4,759,164	2,743,305	580,000	1,264,602
80.01 - 85.00	0	1,436,227	2,540,491	2,442,419	4,030,050	6,501,560	3,035,323	2,872,106	2,774,478	2,791,630	869,929	523,500	298,406

ARM-Cashout Refi	0-499	500-519	520-539	540-559	560-579	580-599	600-619	620-639	640-659	660-679	680-699	700-719	720+

85.01 - 90.00	0	135,358	179,282	1,366,634	1,910,906	5,973,473	6,400,200	4,434,845	1,985,252	1,869,774	1,097,598	652,950	224,211
90.01 - 95.00	0	0	0	0	474,774	1,408,508	1,119,698	380,000	1,044,150	884,217	179,658	289,750	453,000
95.01 - 100.00	0	0	0	530,028	0	808,185	0	419,644	392,532	0	199,543	0	0

Total:	0	10,287,550	13,916,462	15,912,124	19,211,671	29,342,900	28,668,307	24,805,632	20,689,051	13,462,464	7,222,069	3,279,700	3,796,099

Fixed Purchase	0-499	500-519	520-539	540-559	560-579	580-599	600-619	620-639	640-659	660-679	680-699	700-719	720+

0.01 - 65.00	0	0	0	0	103,837	184,519	0	0	0	0	0	104,788	303,900
79.01 - 80.00	0	0	0	0	0	0	0	484,277	394,809	199,263	139,469	883,551	0
85.01 - 90.00	0	0	0	0	0	33,776	110,017	0	163,999	398,886	53,816	0	610,097
90.01 - 95.00	0	0	0	0	0	0	197,795	219,822	49,790	385,639	74,326	0	0
95.01 - 100.00	0	0	45,558	0	0	433,892	971,702	4,109,939	4,318,109	3,526,449	1,413,118	1,243,349	2,269,110

Total:	0	0	45,558	0	103,837	652,187	1,279,515	4,814,039	4,926,707	4,510,237	1,680,728	2,231,689	3,183,107

Fixed-Refi	0-499	500-519	520-539	540-559	560-579	580-599	600-619	620-639	640-659	660-679	680-699	700-719	720+

0.01 - 65.00	0	0	0	0	0	0	0	0	0	0	259,715	257,786	0

Fixed-Refi	0-499	500-519	520-539	540-559	560-579	580-599	600-619	620-639	640-659	660-679	680-699	700-719	720+

65.01 - 70.00	0	0	0	0	0	0	0	0	0	0	208,475	0	0
70.01 - 75.00	0	0	0	0	0	0	0	0	0	228,080	0	0	0
79.01 - 80.00	0	0	0	0	0	0	0	630,820	0	0	0	142,472	0
80.01 - 85.00	0	84,779	0	0	0	0	0	0	83,600	0	0	0	0
85.01 - 90.00	0	0	0	0	67,500	0	0	71,825	0	188,136	0	0	0
90.01 - 95.00	0	0	0	0	0	118,374	0	40,971	0	129,337	89,683	0	0
95.01 - 100.00	0	0	0	0	0	36,977	108,882	162,429	164,651	111,618	137,218	0	22,153

Total:	0	84,779	0	0	67,500	155,351	108,882	906,045	248,251	657,170	695,092	400,258	22,153

Fixed-Cashout Refi	0-499	500-519	520-539	540-559	560-579	580-599	600-619	620-639	640-659	660-679	680-699	700-719	720+

0.01 - 65.00	0	239,587	308,729	1,586,567	630,580	1,726,077	1,671,496	1,319,571	705,967	148,706	0	1,073,600	158,781
65.01 - 70.00	0	0	0	97,739	279,879	349,100	2,331,775	607,140	247,701	0	0	0	253,907
70.01 - 75.00	0	166,930	0	962,730	1,402,080	980,724	1,480,595	528,947	0	0	150,851	99,817	980,894
75.01 - 79.00	0	0	0	264,663	70,131	434,700	354,128	86,445	0	418,399	86,933	0	179,261
79.01 - 80.00	0	0	200,599	502,575	0	1,057,737	1,620,320	1,897,255	1,138,898	731,637	482,801	804,445	0
80.01 - 85.00	0	0	0	0	734,434	546,226	1,194,417	449,815	1,012,399	1,396,030	890,198	0	57,602
85.01 - 90.00	0	0	0	0	558,776	655,327	1,416,842	2,289,231	1,866,091	506,057	833,866	0	456,470
90.01 - 95.00	0	0	0	0	0	47,194	250,225	706,729	398,960	117,042	289,171	0	265,642
95.01 - 100.00	0	0	0	84,736	0	297,162	1,028,877	1,138,147	966,805	836,690	447,415	522,389	38,534

Total:	0	406,517	509,328	3,499,010	3,675,879	6,094,246	11,348,675	9,023,280	6,336,820	4,154,560	3,181,234	2,500,250	2,391,091
•	Table for each Occupancy Status by Arm and Fix (primary, investor, 2nd home = 6 tables

ARM-Owner Occupied	0-499	500-519	520-539	540-559	560-579	580-599	600-619	620-639	640-659	660-679	680-699	700-719	720+

0.01 - 65.00	0	2,065,703	4,427,697	2,704,371	2,840,408	2,122,756	3,479,657	1,386,456	1,491,276	718,298	252,744	343,500	0
65.01 - 70.00	0	1,912,197	2,725,181	2,371,391	1,749,973	2,606,379	924,281	3,113,607	3,354,932	569,018	0	716,971	0
70.01 - 75.00	0	3,667,171	2,960,057	2,573,502	3,270,756	2,111,843	4,690,802	1,346,010	3,669,245	734,926	749,750	0	672,814
75.01 - 79.00	0	0	640,214	975,740	663,293	1,085,318	1,399,144	1,029,065	872,633	1,036,979	219,998	575,000	656,353
79.01 - 80.00	0	2,285,709	1,905,290	3,020,483	6,844,895	11,203,725	16,048,386	25,074,775	27,327,095	21,088,424	10,845,670	7,010,923	16,453,398
80.01 - 85.00	0	1,654,870	2,718,091	2,819,624	4,107,047	6,449,037	3,712,503	4,296,880	2,874,318	2,275,752	869,929	523,500	298,406
85.01 - 90.00	0	504,358	331,919	1,714,887	3,092,153	7,210,719	7,966,788	5,254,114	3,630,743	2,366,011	1,991,509	1,012,435	332,788
90.01 - 95.00	0	0	0	79,574	1,092,509	2,199,457	1,983,236	452,440	1,734,003	884,217	179,658	1,008,797	1,221,075
95.01 - 100.00	0	0	0	530,028	0	1,772,137	411,570	798,866	1,622,730	94,944	848,411	418,541	982,066

Total:	0	12,090,008	15,708,450	16,789,601	23,661,035	36,761,371	40,616,368	42,752,214	46,576,974	29,768,568	15,957,669	11,609,667	20,616,900

ARM-Investor	0-499	500-519	520-539	540-559	560-579	580-599	600-619	620-639	640-659	660-679	680-699	700-719	720+

ARM-Investor	0-499	500-519	520-539	540-559	560-579	580-599	600-619	620-639	640-659	660-679	680-699	700-719	720+

0.01 - 65.00	0	0	0	179,911	0	0	140,000	0	250,378	266,000	0	0	226,714
65.01 - 70.00	0	0	0	0	55,963	188,787	0	624,300	0	342,840	0	0	133,000
70.01 - 75.00	0	0	0	0	0	0	84,000	365,000	392,735	0	776,489	0	0
75.01 - 79.00	0	0	0	0	0	0	0	0	0	783,684	215,057	60,000	0
79.01 - 80.00	0	0	0	112,000	239,676	0	1,554,493	170,807	819,741	477,149	363,413	655,920	662,308
80.01 - 85.00	0	0	0	0	177,329	504,235	456,515	465,637	0	1,029,519	0	0	93,497
85.01 - 90.00	0	0	0	0	0	448,840	631,943	901,584	1,321,784	453,793	0	740,610	1,672,662

Total:	0	0	0	291,911	472,968	1,141,862	2,866,951	2,527,327	2,784,638	3,352,985	1,354,958	1,456,530	2,788,180

Fixed-Owner Occupied	0-499	500-519	520-539	540-559	560-579	580-599	600-619	620-639	640-659	660-679	680-699	700-719	720+

0.01 - 65.00	0	239,587	308,729	1,586,567	544,650	1,910,596	1,418,971	1,319,571	705,967	148,706	259,715	1,436,174	462,681
65.01 - 70.00	0	0	0	97,739	279,879	349,100	2,331,775	607,140	247,701	0	208,475	0	253,907
70.01 - 75.00	0	166,930	0	823,073	1,402,080	860,790	1,480,595	528,947	0	228,080	150,851	99,817	980,894
75.01 - 79.00	0	0	0	264,663	70,131	434,700	354,128	86,445	0	418,399	86,933	0	179,261
79.01 - 80.00	0	0	200,599	502,575	0	1,057,737	1,620,320	3,012,353	1,409,932	930,899	482,801	1,712,868	0
80.01 - 85.00	0	84,779	0	0	734,434	546,226	1,194,417	449,815	981,318	1,396,030	890,198	0	0
85.01 - 90.00	0	0	0	0	626,276	689,103	1,526,860	2,289,231	2,030,090	492,192	833,866	0	957,506
90.01 - 95.00	0	0	0	0	0	165,567	448,020	967,522	448,750	632,018	453,179	0	265,642
95.01 - 100.00	0	0	45,558	84,736	0	768,031	2,109,461	5,410,515	5,401,147	4,346,079	1,997,751	1,765,738	2,329,797

Total:	0	491,296	554,886	3,359,353	3,657,450	6,781,851	12,484,547	14,671,539	11,224,905	8,592,403	5,363,770	5,014,598	5,429,688

Fixed-Investor	0-499	500-519	520-539	540-559	560-579	580-599	600-619	620-639	640-659	660-679	680-699	700-719	720+

0.01 - 65.00	0	0	0	0	189,767	0	252,525	0	0	0	0	0	0
70.01 - 75.00	0	0	0	139,657	0	119,934	0	0	0	0	0	0	0
79.01 - 80.00	0	0	0	0	0	0	0	0	123,775	0	139,469	117,600	0
80.01 - 85.00	0	0	0	0	0	0	0	0	114,680	0	0	0	57,602
85.01 - 90.00	0	0	0	0	0	0	0	71,825	0	600,887	53,816	0	109,061
95.01 - 100.00	0	0	0	0	0	0	0	0	48,419	128,678	0	0	0

Total:	0	0	0	139,657	189,767	119,934	252,525	71,825	286,874	729,564	193,285	117,600	166,664
•	Table for each Doc Type by Arm and Fix (full doc, any type of limited doc, no doc & stated doc = 6 tables)

ARM-Full Doc	0-499	500-519	520-539	540-559	560-579	580-599	600-619	620-639	640-659	660-679	680-699	700-719	720+

0.01 - 65.00	0	542,824	2,281,569	1,876,509	790,167	891,637	1,442,414	1,081,492	1,027,630	616,000	252,744	0	226,714
65.01 - 70.00	0	858,266	1,429,447	608,027	831,648	1,501,601	266,655	914,029	2,386,833	294,000	0	255,000	133,000
70.01 - 75.00	0	2,978,831	542,582	953,653	1,015,780	1,133,316	2,509,698	511,763	3,033,390	475,881	675,131	0	0

ARM-Full Doc	0-499	500-519	520-539	540-559	560-579	580-599	600-619	620-639	640-659	660-679	680-699	700-719	720+

75.01 - 79.00	0	0	0	350,027	367,574	685,318	1,070,246	0	287,850	1,151,868	435,054	575,000	396,550
79.01 - 80.00	0	1,898,278	986,264	2,267,561	2,790,269	6,138,899	8,574,189	10,196,578	7,464,368	5,835,829	3,008,966	878,724	4,835,303
80.01 - 85.00	0	1,654,870	1,446,069	1,143,005	2,019,165	3,784,818	1,328,458	2,109,037	1,286,710	1,888,147	398,179	192,000	298,406
85.01 - 90.00	0	135,358	331,919	1,714,887	2,549,695	2,438,060	4,548,876	3,337,366	1,346,083	871,995	842,400	394,650	710,481
90.01 - 95.00	0	0	0	79,574	1,092,509	1,853,310	1,480,789	452,440	1,243,650	884,217	0	413,969	768,075
95.01 - 100.00	0	0	0	530,028	0	1,418,648	312,613	317,839	561,997	94,944	384,040	418,541	219,699

Total:	0	8,068,426	7,017,850	9,523,270	11,456,808	19,845,607	21,533,939	18,920,544	18,638,510	12,112,881	5,996,516	3,127,885	7,588,228

ARM-No Doc/
Stated Doc	0-499	500-519	520-539	540-559	560-579	580-599	600-619	620-639	640-659	660-679	680-699	700-719	720+

0.01 - 65.00	0	1,522,880	2,146,128	1,007,774	2,050,241	1,146,549	1,999,739	170,000	714,024	293,633	0	343,500	0
65.01 - 70.00	0	1,053,931	1,295,735	1,763,364	974,288	1,164,101	476,120	2,823,878	968,099	617,858	0	461,971	0
70.01 - 75.00	0	688,341	2,162,904	1,619,849	2,254,976	978,526	2,265,104	1,199,247	1,028,591	259,044	851,107	0	672,814
75.01 - 79.00	0	0	640,214	625,713	295,719	400,000	328,898	1,029,065	584,783	668,796	0	60,000	259,803
79.01 - 80.00	0	387,431	919,026	864,922	4,294,302	4,593,722	8,777,427	15,049,004	20,682,467	15,658,840	8,200,117	6,788,119	12,280,403
80.01 - 85.00	0	0	1,272,022	1,676,619	2,265,210	3,168,454	2,840,561	2,653,480	1,587,608	1,417,124	471,750	331,500	93,497
85.01 - 90.00	0	369,000	0	0	542,458	5,221,499	4,049,854	2,818,332	3,606,445	1,947,808	1,149,109	1,358,394	1,294,969
90.01 - 95.00	0	0	0	0	0	346,147	502,447	0	490,353	0	179,658	594,828	453,000
95.01 - 100.00	0	0	0	0	0	353,489	98,957	481,027	1,060,732	0	464,371	0	762,367

Total:	0	4,021,582	8,436,029	7,558,242	12,677,195	17,372,487	21,339,107	26,224,034	30,723,102	20,863,103	11,316,112	9,938,312	15,816,852

Fixed-Full Doc	0-499	500-519	520-539	540-559	560-579	580-599	600-619	620-639	640-659	660-679	680-699	700-719	720+

0.01 - 65.00	0	239,587	233,768	1,060,089	402,460	1,726,077	940,436	691,287	536,247	148,706	259,715	899,742	258,361
65.01 - 70.00	0	0	0	97,739	0	349,100	1,582,369	327,952	247,701	0	0	0	253,907
70.01 - 75.00	0	166,930	0	823,073	558,389	494,165	487,076	363,333	0	228,080	150,851	0	980,894
75.01 - 79.00	0	0	0	264,663	70,131	434,700	179,399	86,445	0	418,399	86,933	0	179,261
79.01 - 80.00	0	0	200,599	159,707	0	494,787	1,620,320	1,845,460	1,142,687	420,670	139,469	1,057,462	0
80.01 - 85.00	0	84,779	0	0	734,434	546,226	867,358	449,815	625,728	1,117,257	369,220	0	0
85.01 - 90.00	0	0	0	0	626,276	623,327	1,016,268	1,672,415	1,186,293	691,255	471,911	0	423,305
90.01 - 95.00	0	0	0	0	0	165,567	135,590	397,494	169,679	258,788	289,171	0	202,982
95.01 - 100.00	0	0	45,558	84,736	0	768,031	1,427,905	1,778,003	1,448,745	1,123,498	225,818	301,604	493,039

Total:	0	491,296	479,925	2,490,007	2,391,690	5,601,981	8,256,720	7,612,203	5,357,079	4,406,652	1,993,087	2,258,807	2,791,747

Fixed-No Doc/
Stated Doc	0-499	500-519	520-539	540-559	560-579	580-599	600-619	620-639	640-659	660-679	680-699	700-719	720+

0.01 - 65.00	0	0	74,961	526,478	331,957	184,519	731,061	628,284	169,720	0	0	536,433	204,321
65.01 - 70.00	0	0	0	0	279,879	0	749,406	279,189	0	0	208,475	0	0

Fixed-No Doc/
Stated Doc	0-499	500-519	520-539	540-559	560-579	580-599	600-619	620-639	640-659	660-679	680-699	700-719	720+

70.01 - 75.00	0	0	0	139,657	843,691	486,559	993,519	165,614	0	0	0	99,817	0
75.01 - 79.00	0	0	0	0	0	0	174,729	0	0	0	0	0	0
79.01 - 80.00	0	0	0	342,868	0	562,950	0	1,166,893	391,021	510,229	482,801	773,006	0
80.01 - 85.00	0	0	0	0	0	0	327,059	0	470,270	278,773	520,978	0	57,602
85.01 - 90.00	0	0	0	0	0	65,776	510,591	688,641	843,797	401,824	415,771	0	643,263
90.01 - 95.00	0	0	0	0	0	0	312,430	570,029	279,071	373,231	164,009	0	62,660
95.01 - 100.00	0	0	0	0	0	0	681,556	3,632,512	4,000,821	3,351,259	1,771,933	1,464,135	1,836,759

Total:	0	0	74,961	1,009,003	1,455,527	1,299,804	4,480,351	7,131,161	6,154,699	4,915,315	3,563,967	2,873,391	2,804,604
•	All Arm IO (1 Table)

ARM-Interest Only	0-499	500-519	520-539	540-559	560-579	580-599	600-619	620-639	640-659	660-679	680-699	700-719	720+

0.01 - 65.00	0	0	210,000	180,000	634,570	522,000	1,712,528	773,464	904,050	734,999	129,999	155,000	0
65.01 - 70.00	0	0	0	0	217,000	1,130,432	0	2,474,735	1,742,831	0	0	461,971	133,000
70.01 - 75.00	0	0	0	200,000	1,004,249	253,000	2,765,099	1,074,949	2,117,432	475,881	518,750	0	672,814
75.01 - 79.00	0	0	0	0	169,400	828,444	1,011,943	340,000	310,500	1,003,296	219,998	0	396,550
79.01 - 80.00	0	0	182,400	0	1,894,208	5,586,232	10,157,125	16,501,971	20,513,575	13,654,300	8,607,438	4,904,333	13,703,079
80.01 - 85.00	0	0	357,000	603,498	1,599,669	2,716,349	2,739,145	1,747,015	1,330,421	1,992,958	471,750	523,500	93,497
85.01 - 90.00	0	369,000	0	300,000	1,150,798	2,060,999	4,066,498	3,725,588	2,722,500	1,935,700	1,519,067	1,141,585	328,500
90.01 - 95.00	0	0	0	0	0	740,900	652,741	380,000	1,187,500	769,500	0	289,750	1,221,075

Total:	0	369,000	749,400	1,283,498	6,669,895	13,838,357	23,105,080	27,017,722	30,828,809	20,566,634	11,467,002	7,476,138	16,548,515
•	Manufactured Housing/Modular Housing if any (1 table)
NO MH
5.	If not included in the term sheet, list of states and percentage of each state in that pool for the following, (alphabetically): Total pool, IO pool, ARM Pool, FRM pool.
     Total, ARM, and Fixed — See Term Sheet

Interest Only	Number of	Outstanding	% of
Geographic	Mortgage	Principal	Principal
Distribution	Loans	Balance	Balance

Arizona	24	5,560,627	3.43
California	280	88,526,900	54.57
Colorado	9	1,405,945	0.87
Connecticut	3	794,520	0.49
Florida	19	4,867,111	3.00

Interest Only	Number of	Outstanding	% of
Geographic	Mortgage	Principal	Principal
Distribution	Loans	Balance	Balance

Georgia	1	259,200	0.16
Idaho	3	642,461	0.40
Illinois	1	124,000	0.08
Indiana	2	153,497	0.09
Maryland	15	4,385,181	2.70
Massachusetts	2	594,989	0.37
Michigan	8	915,515	0.56
Minnesota	5	1,037,270	0.64
Nevada	33	7,912,292	4.88
New Jersey	23	6,500,813	4.01
New Mexico	1	120,800	0.07
New York	69	24,469,220	15.08
North Carolina	3	545,678	0.34
Ohio	2	314,148	0.19
Oregon	9	1,449,804	0.89
Pennsylvania	3	676,400	0.42
Rhode Island	1	183,920	0.11
South Carolina	1	243,000	0.15
Texas	1	240,000	0.15
Utah	6	1,197,712	0.74
Virginia	16	3,569,499	2.20
Washington	26	5,313,270	3.28
Wisconsin	3	223,129	0.14

Total:	569	162,226,901	100.00
6.	Break out of ARMs in the following format: Type ~ Index ~ IO or not ~ IO term ~ Prepay Term ~ Margin/Mth cap/Life Cap
     All ARMs benchmarked to 6mo LIBOR

	% of	Gross	Maximum	Initial	Subsequent
ARM Breakout	Deal	Margin	Rate	Cap	Cap
ARM 2/28 - Prepay Term: 0	11.81	6.536	13.665	2.934	1.055
ARM 2/28 - Prepay Term: 12	10.73	6.500	13.370	3.000	1.023
ARM 2/28 - Prepay Term: 24	15.38	6.358	13.727	2.963	1.135
ARM 2/28 - Prepay Term: 36	0.47	5.653	13.213	3.000	1.394
ARM 2/28 - 24mo IO — Prepay Term: 24	0.07	5.800	12.800	2.000	1.500
ARM 2/28 - 60mo IO — Prepay Term: 0	4.47	6.144	13.120	3.052	1.050

	% of	Gross	Maximum	Initial	Subsequent
ARM Breakout	Deal	Margin	Rate	Cap	Cap
ARM 2/28 - 60mo IO — Prepay Term: 12	6.67	6.127	12.954	3.031	1.074
ARM 2/28 - 60mo IO — Prepay Term: 24	19.20	5.893	12.953	2.963	1.272
ARM 2/28 - 60mo IO — Prepay Term: 36	1.79	5.919	13.179	3.000	1.451
ARM 2/28 - Balloon 40/30 - Prepay Term: 12	0.09	5.375	13.625	3.000	1.000
ARM 2/28 - Balloon 40/30 - Prepay Term: 24	0.27	5.554	13.353	3.000	1.000
ARM 3/27 - Prepay Term: 0	0.72	6.814	14.454	3.000	1.284
ARM 3/27 - Prepay Term: 12	0.60	6.179	13.429	3.000	1.121
ARM 3/27 - Prepay Term: 24	0.12	7.599	15.214	3.000	1.137
ARM 3/27 - Prepay Term: 36	1.26	6.389	13.767	3.000	1.274
ARM 3/27 - 60mo IO — Prepay Term: 0	0.71	5.728	13.086	3.000	1.000
ARM 3/27 - 60mo IO — Prepay Term: 12	0.48	5.643	13.372	3.000	1.000
ARM 3/27 - 60mo IO — Prepay Term: 24	0.41	5.974	13.610	3.179	1.243
ARM 3/27 - 60mo IO — Prepay Term: 36	3.90	5.863	13.093	3.000	1.233
ARM 5/25 - Prepay Term: 12	0.08	6.000	13.975	3.000	1.500
ARM 5/25 - Prepay Term: 36	0.32	5.978	12.973	3.186	1.397
ARM 5/25 - 120mo IO — Prepay Term: 36	0.49	5.463	12.938	3.000	1.377
ARM 5/25 - 60mo IO — Prepay Term: 0	0.28	6.102	13.355	5.000	1.000
ARM 5/25 - 60mo IO — Prepay Term: 12	0.20	6.196	13.557	5.007	1.000
ARM 5/25 - 60mo IO — Prepay Term: 36	0.22	6.603	12.832	3.547	1.207
ARM 5/25 - 84mo IO — Prepay Term: 36	0.11	5.569	12.819	3.000	1.500
ARM 5/25 - Balloon 40/30 - Prepay Term: 36	0.12	6.322	13.601	3.000	1.500
Disclaimer
This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information.This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

	Scenario 1		Scenario 2		Scenario 3
Class	M2	M3	M2	M3	M2	M3
Rating	A/A2	A-/A3	A/A2	A-/A3	A/A2	A-/A3
BE CDR	12.338	10.991	24.255	20.545	23.981	20.031
WAL	11.80	16.72	4.04	6.15	5.99	10.89
Mod Dur	7.50	9.06	3.58	5.16	4.58	7.03
Cum Loss ($)	77,883,922	72,410,633	51,410,494	44,943,966	57,879,378	51,919,424
Cum Loss (%)	19.00%	17.67%	12.54%	10.97%	14.12%	12.67%

	Scenario 4		Scenario 5		Scenario 6
Class	M2	M3	M2	M3	M2	M3
Rating	A/A2	A-/A3	A/A2	A-/A3	A/A2	A-/A3
BE CDR	23.981	20.031	11.756	10.066	NA	NA
WAL	5.99	10.89	9.95	17.02	8.75	10.25
Mod Dur	4.58	7.03	6.57	9.09	6.27	6.95
Cum Loss ($)	57,879,378	51,919,424	61,395,025	54,959,767	44,479,316	44,479,316
Cum Loss (%)	14.12%	12.67	14.98%	13.41%	10.85%	10.85%

	Scenario 7		Scenario 8
Class	M2	M3	M2	M3
Rating	A/A2	A-/A3	A/A2	A-/A3
BE CDR	NA	NA	NA	NA
WAL	8.43	10.23	9.17	10.93
Mod Dur	6.10	6.94	6.47	7.24
Cum Loss ($)	52,794,772	52,794,772	32,282,513	32,282,513
Cum Loss (%)	12.88%	12.88%	7.88%	7.88%
Assumptions: as provided by Eurohypo
Disclaimer
This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.